UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Einstein St., Floor 4 Ness Ziona, Israel	7414003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 723942377

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 16, 2025, BiomX Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders. At the meeting, stockholders voted in favor of all items of business, as indicated below:

Proposal No. 1- Election of Class II Directors.

The Company’s stockholders voted to approve the election of three Class II directors to serve on the Company's Board of Directors until the 2028 annual meeting of stockholders.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Susan Blum	13,944,681	151,456	0
Dr. Jesse Goodman	12,394,563	1,701,574	0
Gregory Merril	12,308,038	1,788,099	0

Proposal No. 2- Authorization of the Company's board of directors to amend the certificate of incorporation to effect a reverse stock split of the Company’s outstanding Common Stock at any ratio between at least 1-for-5 and less than 1-for-20.

The Company’s stockholders voted to approve the authorization of the Company’s Board of Directors to amend the certificate of incorporation to effect a reverse stock split of the Company’s outstanding Common Stock.

Voted For	Voted Against	Abstain	Broker Non-Votes
13,641,280	383,712	71,143	N/A

Proposal No. 3- Ratification of selection of independent registered public accounting firm for fiscal 2025.

The Company’s stockholders voted to approve the ratification of the selection of Kesselman & Kesselman, certified public accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for fiscal year 2025.

Voted For	Voted Against	Abstain	Broker Non-Votes
14,050,210	25,633	20,294	N/A

The Company did not call the vote on a proposal to adjourn the meeting, as there were sufficient votes to approve all of the other proposals. The results reported above are the final voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

October 17, 2025	By:	/s/ Jonathan Solomon
		Name:	Jonathan Solomon
		Title:	Chief Executive Officer

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